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                                EXHIBIT 24
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                       POWER OF ATTORNEY


     The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The Home Depot FutureBuilder, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of February, 1996.

                                         /s/Frank Borman

                                         Frank Borman
                                         (Print name)

                         ACKNOWLEDGMENT

     BEFORE me, this 26th day of February, 1996, came Frank Borman, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his or her true act and deed.



                                   /s/Patricia M. Frietze
                                   Notary Public

                                   State of New Mexico

                                   My Commission Expires:

                                   11-22            , 1999

                              POWER OF ATTORNEY


     The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The Home Depot FutureBuilder, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of February, 1996.

                                         /s/Berry R. Cox

                                         Berry R. Cox
                                         (Print name)

                         ACKNOWLEDGMENT

     BEFORE me, this 26th day of February, 1996, came Berry R. Cox, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his or her true act and deed.



                                   /s/Cindy Lou Wolf
                                   Notary Public

                                   State of Texas

                                   My Commission Expires:

                                   8/24            , 1996

                                POWER OF ATTORNEY


     The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The Home Depot FutureBuilder, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of February, 1996.

                                         /s/Milledge A. Hart, III

                                         Milledge A. Hart, III
                                         (Print name)

                         ACKNOWLEDGMENT

     BEFORE me, this 26th day of February, 1996, came Milledge A. Hart, III, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his or her true act and deed.


                                   /s/Kathie Presus
                                   Notary Public

                                   State of Texas

                                   My Commission Expires:

                                   2-7     , 2000

                              POWER OF ATTORNEY

     The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with the full power of substitution and resolution, to execute in his or her name, place and stead in his or her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, and interests to be offered or sold pursuant to The Home Depot FutureBuilder, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of February, 1996.

                                      /s/M. Faye Wilson

                                      M. Faye Wilson
                                      (Print Name)

                         ACKNOWLEDGMENT

     BEFORE me, this 26th day of February, 1996, came M. Faye Wilson, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his or her true act and deed.


                                   /s/Carla D. Barlow
                                   Notary Public

                                   State of California

                                   My Commission Expires:

                                   June 5, 1998